
Indiana Energy, Inc. and Subsidiary Companies
                Highlights                     June 30,            June 30,
               (Unaudited)                       1999              1998 (2)
Basic and Diluted Earnings Per
     Average Share (1) :

     Three Months Ended -
         Indiana Gas and IEI Services            $0.05               $0.05
         IEI Investments                         $0.06               $0.04
            Total                                $0.11               $0.09

     Twelve Months Ended -
         Indiana Gas and IEI Services            $1.20               $0.26
         IEI Investments (3)                     $0.20               $0.29
            Total                                $1.40               $0.55

Dividends Paid (per common share,
         12 months)(1)                           $0.93               $0.89

Annualized Dividend (1)                          $0.97               $0.93

Dividend Yield (at close)                         4.6%                4.1%

Dividend Payout Ratio                            66.4%              159.5%

Dividend to Book Value                            8.9%                8.8%


Return on Average Shareholder Equity             13.1%                5.2%


Book Value Per Share (1)                        $10.84              $10.54

Market to Book Value                              197%                213%

Common Stock Prices (IEI - NYSE) (1)

     High (12 Month)                            $26.38              $25.69

     Low (12 Month)                             $18.06              $18.19

     Close                                      $21.31              $22.41

Price/Earnings Ratio                             15.2                40.4


Ratio of Earnings to Fixed Charges -
    SEC Method:

    Consolidated                                  4.7                 2.4

    Utility                                       4.0                 1.5

Percent Internally Generated Funds -
    Utility                                       65%                 53%

Credit Ratings:

    Indiana Gas                                AA- / Aa2           AA- / Aa2

    Indiana Energy                             A+ / Aa3            A+ / Aa3


(1)  Adjusted to reflect the four-for-three stock split October 2, 1998.
(2) Reflects the recording of restructuring costs of $39.5 million ($24.5 million after-tax or $.81 per common share) at Indiana Gas during the quarter ended
     September 30, 1997.
(3)  IEI Investments' earnings for the twelve months ended June 30, 1998 include
     $.10 per common share related to the recognition of ProLiance's earnings from prior periods which had previously been reserved.



                               For 3 Months        For 9 Months        For 12 Months
     SELECTED UTILITY          Ended June 30       Ended June 30       Ended June 30
   OPERATING STATISTICS
        (Unaudited)            1999      1998      1999      1998      1999      1998


WEATHER AS A PERCENT
     OF NORMAL                  70%       80%       87%       87%       86%       87%



MARGIN  (Thousands):

     Operating Revenues      $72,131   $70,560   $358,562  $403,823  $420,383  $462,321

     Cost of Gas              33,751    35,032    185,681   236,325   220,360   268,582

     Margin                  $38,380   $35,528   $172,881  $167,498  $200,023  $193,739


GAS SOLD & TRANSPORTED
    (MDth):

     Residential               4,858     4,905     40,473    39,510    42,591    41,882

     Commercial                2,574     2,138     16,127    16,006    17,220    17,265

     Contract                 12,538    11,986     45,267    44,302    57,033    55,445

                              19,970    19,029    101,867    99,818   116,844   114,592



OPERATING REVENUES
    (Thousands):

     Residential             $44,743   $45,083   $241,486  $266,818  $274,270  $298,779

     Commercial               16,816    15,511     84,686    96,111    96,119   107,768

     Contract                  9,428     8,637     28,418    36,242    44,832    49,930

     Misc. Revenue             1,144     1,329      3,972     4,652     5,162     5,844

                             $72,131   $70,560   $358,562  $403,823  $420,383  $462,321



AVERAGE CUSTOMERS:

     Residential             456,007   443,343    453,787   443,144   450,114   439,751

     Commercial               47,009    45,739     46,468    45,738    46,128    45,438

     Contract                  1,040     1,083      1,031     1,065     1,034     1,063

                             504,056   490,165    501,286   489,947   497,276   486,252




                                            INDIANA ENERGY, INC.
                                          AND SUBSIDIARY COMPANIES

                                         CONSOLIDATED BALANCE SHEETS

                                                   ASSETS
                                           (Thousands - Unaudited)


                                                           June 30              September 30
                                                       1999        1998             1998

CURRENT ASSETS:
    Cash and cash equivalents                       $       20   $   11,715       $     9,325
    Accounts receivable, less reserves of
        $1,370, $553 and $900 respectively              16,628       23,357            10,939
    Accrued unbilled revenues                            6,012        7,639             6,453
    Liquefied petroleum gas - at average cost              808          865               883
    Gas in underground storage - at last-in,
        first-out cost                                   5,003        7,558            19,373
    Prepayments                                         22,098        8,163             8,865
    Other current assets                                 2,188          198               191
                                                        52,757       59,495            56,029

INVESTMENTS IN UNCONSOLIDATED AFFILIATES                42,897       30,011            32,186

UTILITY PLANT:
    Original cost                                      972,735      923,385           937,977
    Less - accumulated depreciation and
         amortization                                  392,731      362,531           370,872
                                                       580,004      560,854           567,105

NONUTILITY PLANT:
    Original cost                                       61,783       49,293            55,225
    Less - accumulated depreciation and
         amortization                                   16,988       11,061            12,613
                                                        44,795       38,232            42,612

DEFERRED CHARGES AND OTHER ASSETS:
    Unamortized debt discount and expense               12,186       13,185            12,954
    Regulatory income tax asset                          1,778            -             1,778
    Other                                                6,277        5,864             4,466
                                                        20,241       19,049            19,198

                                                    $  740,694   $  707,641       $   717,130




                                              INDIANA ENERGY, INC.
                                            AND SUBSIDIARY COMPANIES

                                           CONSOLIDATED BALANCE SHEETS

                                        LIABILITIES AND SHAREHOLDERS' EQUITY
                                       (Thousands except shares - Unaudited)


                                                                    June 30          September 30
                                                               1999        1998           1998
CURRENT LIABILITIES:
    Maturities and sinking fund requirements of
        long-term debt                                      $  10,174    $     272    $   10,119
    Notes payable                                              24,324        1,000        33,705
    Accounts payable                                           22,572       19,146        19,416
    Refundable gas costs                                       25,642       27,155        10,730
    Customer deposits and advance payments                      4,915        5,484        19,229
    Accrued taxes                                              16,379       13,065         4,728
    Accrued interest                                            3,868        4,372         1,974
    Other current liabilities                                  24,074       28,081        29,892
                                                              131,948       98,575       129,793

DEFERRED CREDITS AND OTHER LIABILITIES:
    Deferred income taxes                                      60,844       56,797        60,448
    Accrued postretirement benefits other
        than pensions                                          27,677       25,156        25,388
    Unamortized investment tax credit                           8,617        9,547         9,313
    Regulatory income tax liability                                 -        1,874             -
    Other                                                       5,481        5,189         4,994
                                                              102,619       98,563       100,143

COMMITMENTS AND CONTINGENCIES                                       -            -             -

CAPITALIZATION:
    Long-term debt                                            183,303      194,889       183,489
    Common stock (no par value) - authorized
        200,000,000 shares - issued and outstanding
        29,788,345, 30,119,427 and 30,063,667 shares,
        respectively (1)                                      136,760      143,594       142,653
    Retained earnings                                         186,064      172,020       161,052
        Total common shareholders' equity                     322,824      315,614       303,705
                                                              506,127      510,503       487,194

                                                           $  740,694   $  707,641    $  717,130


(1) Adjusted to reflect the four-for-three stock split October 2, 1998.



                                      INDIANA ENERGY, INC.
                                    AND SUBSIDIARY COMPANIES

                                 CONSOLIDATED STATEMENTS OF INCOME
                                 (Thousands except per share data)
                                             (Unaudited)


                                                   Three Months              Nine Months
                                                  Ended June 30             Ended June 30
                                                1999         1998          1999       1998
OPERATING REVENUES:
    Utility                                  $  72,131    $  70,560    $ 358,562    $ 403,823
    Other                                          339          210          988          568
                                                72,470       70,770      359,550      404,391
OPERATING EXPENSES:
    Cost of gas                                 33,751       35,032      185,681      234,808
    Other operating                             18,441       17,925       56,828       55,525
    Depreciation and amortization               10,319        9,605       30,073       27,907
    Taxes other than income taxes                3,550        2,985       12,640       12,641
                                                66,061       65,547      285,222      330,881

OPERATING INCOME                                 6,409        5,223       74,328       73,510

OTHER INCOME:
    Equity in earnings of unconsolidated
        affiliates                               2,194        1,423        7,913        7,208
    Other - net                                   (474)         845          283        1,726
                                                 1,720        2,268        8,196        8,934

INCOME BEFORE INTEREST AND
    INCOME TAXES                                 8,129        7,491       82,524       82,444

INTEREST EXPENSE                                 3,945        3,581       12,473       12,780

INCOME BEFORE INCOME TAXES                       4,184        3,910       70,051       69,664

INCOME TAXES                                       801        1,199       24,289       25,455

NET INCOME                                   $   3,383    $   2,711    $  45,762    $  44,209

AVERAGE COMMON SHARES OUTSTANDING (1)           29,787       30,124       29,868       30,124

BASIC AND DILUTED EARNINGS PER AVERAGE
    SHARE OF COMMON STOCK (1)                $    0.11    $    0.09    $    1.53    $    1.47

(1) Adjusted to reflect the four-for-three stock split October 2, 1998.






                                    INDIANA ENERGY, INC.
                                  AND SUBSIDIARY COMPANIES

                              CONSOLIDATED STATEMENTS OF INCOME
                              (Thousands except per share data)
                                        (Unaudited)


                                                                            Twelve Months
                                                                            Ended June 30
                                                                          1999         1998
OPERATING REVENUES:
    Utility                                                            $ 420,383    $ 462,321
    Other                                                                  1,210          615
                                                                         421,593      462,936
OPERATING EXPENSES:
    Cost of gas                                                          220,360      267,065
    Other operating                                                       76,891       74,824
    Restructuring costs                                                        -       39,531
    Depreciation and amortization                                         39,821       36,810
    Taxes other than income taxes                                         14,734       16,024
                                                                         351,806      434,254

OPERATING INCOME                                                          69,787       28,682

OTHER INCOME:
    Equity in earnings of unconsolidated
        affiliates                                                         7,931       11,990
    Other - net                                                            1,060        1,255
                                                                           8,991       13,245

INCOME BEFORE INTEREST AND
    INCOME TAXES                                                          78,778       41,927

INTEREST EXPENSE                                                          16,338       17,005

INCOME BEFORE INCOME TAXES                                                62,440       24,922

INCOME TAXES                                                              20,683        8,310

NET INCOME                                                             $  41,757    $  16,612

AVERAGE COMMON SHARES OUTSTANDING (1)                                     29,924       30,120

BASIC AND DILUTED EARNINGS PER AVERAGE
    SHARE OF COMMON STOCK (1)                                          $    1.40    $    0.55


(1) Adjusted to reflect the four-for-three stock split October 2, 1998.



                                    INDIANA ENERGY, INC.
                                  AND SUBSIDIARY COMPANIES

                             CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Thousands - Unaudited)

                                                             Nine Months                Twelve Months
                                                            Ended June 30               Ended June 30
                                                          1999         1998           1999         1998
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                          $  45,762    $  44,209      $  41,757    $  16,612
   Adjustments to reconcile net income to cash
     provided from operating activities -
       Noncash restructuring costs                             -            -              -       32,838
       Depreciation and amortization                      30,147       28,047         39,942       36,997
       Deferred income taxes                                 396        1,592            395      (12,697)
       Investment tax credit                                (697)        (697)          (930)        (930)
       Loss (gain) on sale of assets                         730       (2,102)           730       (2,102)
       Undistributed earnings of unconsolidated
            affiliates                                    (7,913)      (7,208)        (7,931)     (11,990)
                                                          22,663       19,632         32,206       42,116
       Changes in assets and liabilities -
         Receivables - net                                (5,248)         286          8,356       (2,345)
         Inventories                                      14,398       11,554          2,572        2,572
         Accounts payable, customer deposits,
            advance payments and other current
            liabilities                                  (16,976)     (28,394)        (1,150)      (4,844)
         Accrued taxes and interest                       13,545        6,149          2,810          661
         Recoverable/refundable gas costs                 14,912       32,998         (1,513)      28,122
         Prepayments and other current assets            (15,183)      (1,100)       (15,885)      (7,739)
         Accrued postretirement benefits other
             than pensions                                 2,289        2,118          2,521        7,724
         Other - net                                       1,059       (1,207)        (1,697)       4,109
           Total adjustments                              31,459       42,036         28,220       70,376
             Net cash flows from operations               77,221       86,245         69,977       86,988

CASH FLOWS REQUIRED FOR FINANCING ACTIVITIES:
    Repurchase of common stock                            (5,975)           -         (7,164)           -
    Sale of long-term debt                                     -       95,044              -      110,059
    Reduction in long-term debt                             (131)     (92,946)        (1,684)     (93,069)
    Net change in short-term borrowings                   (9,381)     (22,800)        23,324      (11,550)
    Dividends on common stock                            (20,717)     (19,877)       (27,680)     (26,493)
        Net cash flows required for financing
             activities                                  (36,204)     (40,579)       (13,204)     (21,053)

CASH FLOWS REQUIRED FOR INVESTING ACTIVITIES:
    Capital expenditures                                 (48,017)     (46,477)       (67,570)     (65,968)
    Nonutility investments in unconsolidated
        affiliates - net                                  (6,194)      (3,209)        (9,447)      (3,959)
    Cash distributions from unconsolidated
        affiliates                                         3,889        6,483          4,436        6,483
    Proceeds from sale of assets                               -        9,204          4,113        9,204
        Net cash flows required for investing
             activities                                  (50,322)     (33,999)       (68,468)     (54,240)

NET INCREASE (DECREASE) IN CASH                           (9,305)      11,667        (11,695)      11,695

CASH AND CASH EQUIVALENTS AT BEGINNING OF
    PERIOD                                                 9,325           48         11,715           20

CASH AND CASH EQUIVALENTS AT END OF PERIOD             $      20    $  11,715      $      20    $  11,715
